SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 31, 2002 (May 30, 2002)


                                     DynCorp
             (Exact name of registrant as specified in its charter)

   Delaware                             1-3879                   36-2408747
 (State or other                                               (IRS Employer
 jurisdiction of incorporation) (Commission File Number)     Identification No.)

                11710 Plaza America Drive, Reston, Virginia       20190
                 (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (703) 261-5000





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Item 4. -- Changes in Registrant's Certifying Accountant.

On May 30, 2002, the Board of Directors of DynCorp (the "Company"), upon the recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountant for 2002 and authorized the engagement of Ernst & Young LLP ("E & Y") to serve as the Company's independent public accountants for the fiscal year ending December 26, 2002. Andersen had been engaged as the Company's independent public accountant for the most recent fiscal year but had not yet been selected for the fiscal year ending December 26, 2002. Andersen reviewed the Company's unaudited interim financial statements for the quarter ending March 28, 2002 in connection with the filing of the Company's Form 10-Q.

None of Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 27, 2001 and December 28, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years of the Company ended December 27, 2001 and December 28, 2000, and the subsequent interim period through March 28, 2002, there were no disagreements between the Company and Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-K occurred within the two most recent fiscal years ended December 27, 2001 and December 28, 2000 or within the interim period through the date of this report.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 31, 2002, evidencing its agreement with the statements set forth in this report.

During the Company's most recent fiscal years and through the date of this Form 8-K, the Company did not consult E & Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(1)(iv) of Regulation S-K.


Item 7. -- Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

Exhibit 16.1 Letter from Arthur Andersen LLP, dated May 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DynCorp

Date:  May 31, 2002                    /s/ Patrick C. FitzPatrick
                                      ---------------------------------------
                                      Patrick C. FitzPatrick
                                      Senior Vice President &
                                      Chief Financial Officer



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                                  Exhibit 16.1



                               Arthur Andersen LLP
                           8000 Towers Crescent Drive
                                Vienna, Virginia



May 31, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

       We have read the first four paragraphs of Item 4 included in the Form 8-K dated May 31, 2002 of DynCorp to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


Arthur Andersen LLP